John Hancock Equity Funds

Supplement to the Class A, Class B and Class C Shares Prospectus

dated March 1, 2006

Classic Value Fund

Effective May 30, 2006, delete paragraph number 2 under OPENING AN ACCOUNT on page 36 in its entirety and substitute the following:

2. Determine how much you want to invest. The minimum initial investments for the John Hancock funds are as follows:

•	All John Hancock funds except the Classic Value Fund:
•	Non-retirement account: $1,000
•	Retirement account: $500
•	Group investments: $250
•	Monthly Automatic Accumulation Plan (MAAP): $25 to open; you must invest at least $25 a month
•	There is no minimum initial investment for fee-based or wrap accounts of selling firms you have executed a fee-based or wrap agreement with John Hancock Funds, LLC.

•	Classic Value Fund:
•

You are only permitted to buy Fund shares with a minimum initial investment of $50,000. A shareholder with an account in the Classic Value Fund established on or before close of trading on May 26, 2006 (including an employer-sponsored retirement plan) may make additional investments at any time and in any amount.

•

There is no minimum initial investment for employer-sponsored retirement plan accounts that are serviced through platforms sponsored by firms that have executed a participant services agreement with John Hancock Funds, LLC.

•	There is no minimum initial investment for fee-based or wrap accounts of selling firms which have entered into either a fee-based or wrap agreement accepted by John Hancock Funds, LLC.

Also effective May 30, 2006:

•

under the section Your Account, Group Investment Program (page 35), and in the last sentence of that paragraph, delete the parenthetical clause “(although initial investments must total at least $250 per account opened)” and replace it with: (although initial investments per account opened must satisfy minimum initial investment requirements specified in the section OPENING AN ACCOUNT);

•

under the section ADDITIONAL INVESTOR SERVICES, Monthly Automatic Accumulation Program (MAAP), (page 43), delete the parenthetical phrase “($25 minimum)” and replace it with “in an amount satisfying the applicable minimum initial investment requirement specified above in OPENING AN ACCOUNT”.

•	Under the section ADDITIONAL INVESTOR SERVICES, Retirement plans, (page 43), after “$500” add the parenthetical phrase “(except Classic Value)”.

EQTPS5	5/06	May 19, 2006

John Hancock Equity Funds

Supplement to the Institutional Class I Shares Prospectus

dated March 1, 2006

Classic Value Fund

Effective May 30, 2006, in paragraph number 3 under OPENING AN ACCOUNT on page 28, after the first sentence, delete the remainder of the paragraph and substitute the following:

With respect to all funds except the Classic Value Fund, the minimum initial investment is $10,000 but there is no minimum investment for retirement plans with at least 350 eligible employees. With respect to the Classic Value Fund:

•

You are only permitted to buy Fund shares with a minimum initial investment of $50,000. A shareholder with an account in the Class Value Fund established on or before close of trading on May 26, 2006 (including an employer-sponsored retirement plan) may make additional investments at any time and in any amount.

•

There is no minimum initial investment for employer-sponsored retirement plan accounts that are serviced through platforms sponsored by firms that have executed a participant services agreement with John Hancock Funds, LLC.

•	There is no minimum initial investment for fee-based or wrap accounts of selling firms which have entered into either a fee-based or wrap agreement accepted by John Hancock Funds, LLC.

KEQPS4	5/06	May 19, 2006